LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Global Inflation Management Fund

(the “Fund”)

SUPPLEMENT DATED MARCH 25, 2009

TO THE PROSPECTUS DATED FEBRUARY 28, 2009

The following information replaces, in its entirety, those sections of the Fund’s Prospectus described below in order to reflect the imposition of a contractual fee waiver on the Fund’s Class R shares.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended October 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A1		CLASS C	CLASS R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[2]	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A1	CLASS C	CLASS R
Management fees[3]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.75%	0.50%
Other expenses	0.67%[4]	0.24%[4]	0.65%[5]
Total annual fund operating expenses[6]	1.47%[4]	1.54%[4]	1.70%[5]
Less contractual fee waiver and/or expense reimbursements[6]	(0.57)%	(0.14)%	(0.55)%
Total net annual operating expenses	0.90%	1.40%	1.15%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•

The fund’s operating expenses (after giving effect to the contractual fee waiver in effect through February 28, 2010) remain the same, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A1,7 (with or without redemption)	$315	$634	$980	$1,953
Class C7 (with or without redemption)	$143	$482	$848	$1,879
Class R (with or without redemption)	$117	$481	$870	$1,961

[1]	On November 20, 2006, all Class B and Class O shares converted to Class A shares.

[2]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months after their purchase, you will pay a contingent deferred sales charge of 0.50%.

[3]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.

[4]

“Other expenses” for Class A and Class C shares have been estimated to reflect the estimated initial effect of certain contractual recordkeeping fees payable to a Service Agent. Class A and Class C shares are also authorized to pay fees for recordkeeping services to other Service Agents. As a result, the operating expenses of affected shareholders may increase over time.

[5]

“Other expenses” for Class R shares have been estimated based on expenses incurred by Class A shares because no Class R shares were outstanding during the fiscal year ended October 31, 2008. Class R shares are authorized to pay fees for recordkeeping services. As a result, “Other expenses” of Class R shares are expected to increase over time.

[6]

Effective March 1, 2009, management has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total net operating expenses to 0.90%, 1.40% and 1.15% for Class A, Class C and Class R shares, respectively, until February 28, 2010.

[7]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008 and will increase annually over the next three years.

FDXX011730

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